           CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial
Highlights" in the Prospectus and to the incorporation by reference in this
Pre-Effective Amendment Number 1 to the Registration Statement (Form N-1A) (No.
333-32242) of Mercury Select Growth Fund of Mercury Asset Management Funds, Inc.
of our report dated November 8, 1999, included in the 1999 annual report to shareholders of the Turner Funds.

                                                         ERNST & YOUNG LLP

Philadelphia, Pennsylvania
April 24, 2000